Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS APOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Mareske, state and attest that:

(1)          I am the Vice President and CFO of Logan County Bancshares, Inc.(the “issuer”).

(2)          Accompanying this certification is Logan County Bancshares, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003, a periodic report (the “periodic report”) filed by the issuer with the Securities and Exchange Commission pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

(3)          I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•                  The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

•                  The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

/s/ Mark Mareske

Mark Mareske

Vice President and CFO

April, 14, 2004

A signed original of this written statement required by Section 906 has been provided to Logan County Bancshares, Inc. and will be retained by Logan County Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.